Exhibit 10.61

SECOND AMENDMENT TO ADA CARBON SOLUTIONS, LLC

(f/k/a CROWFOOT DEVELOPMENT, LLC)

LIMITED LIABILITY COMPANY AGREEMENT

This SECOND AMENDMENT (“Amendment”), dated as of March 6, 2009, is made by and among the undersigned and amends the Limited Liability Company Agreement of ADA Carbon Solutions, LLC (f/k/a Crowfoot Development, LLC), a Delaware limited liability company (the “Company”), entered into October 1, 2008 (as previously amended by that certain First Amendment to Crowfoot Development, LLC Limited Liability Company Agreement, entered into November 5, 2008, the “LLC Agreement”), among the Company and the Members of the Company signatory hereto. This Amendment shall be effective as of March 1, 2009. Capitalized terms used and not otherwise defined in this Amendment will have the meanings set forth in the LLC Agreement.

RECITALS

WHEREAS, the Members and the Company have heretofore entered into the LLC Agreement; and

WHEREAS, the Members and the Company desire to amend the LLC Agreement in accordance with Section 16.6 thereof as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby agree as follows:

1. Amendments. The LLC Agreement is hereby amended as follows:

(a) Each reference to “Crowfoot Development, LLC” in the LLC Agreement, including, without limitation, Section 1.2, is deleted and replaced with “ADA Carbon Solutions, LLC.”

(b) Section 3.2 is deleted in its entirety and replaced with the following:

3.2 Capital Contributions Generally. At such times as the Company requires Capital to meet the Capital Requirements of the Company, as reasonably determined by any Manager of the Company, the Company shall send to the Members a written notice (a “Capital Request Notice”) advising the Members of such Capital requirements and specifying the individual Capital Contribution amount of each Member not less than 20 Business Days prior to the date on which the Capital Contributions are to be made (the “Required Funding Date”). The ECP Members shall have the right to amend, modify and/or withdraw any or all of the terms of such Capital Request Notice in their sole discretion at any time on or prior to the tenth Business Day following delivery of such Capital Request Notice in accordance with Section 16.2 to the ECP Members. Any Capital Request Notice (including any Capital Request Notice amended or modified in accordance with the immediately preceding sentence) will be directed to Members in a manner consistent with such Members’

obligations to make additional Capital Contributions at such time pursuant to the capital contribution tranches set forth in Section 3.3 or as provided in Section 3.4, as applicable and will specify the general purpose for which the Capital Contributions are required to be made. Each Member will be required to make a Capital Contribution in cash in the amount stated in, on or before the date set forth in, and otherwise pursuant to the terms and provisions of, the Capital Request Notice (as may be amended or modified by the ECP Members in accordance with this Section) and otherwise in accordance with this Article III. No Member shall have any obligation to contribute Capital except as expressly provided in this Article III.

(c) The definition of “Construction Debt Financing” in Section 15.1 is deleted in its entirety and replaced with the following:

“Construction Debt Financing” means such portion of the Construction Financing as the parties are able to obtain in the form of debt facilities (including loans, letters of credit and other extensions of credit, but excluding intercompany loans, bridge loans and other temporary debt financing), with such portion in no event being less than 50% of the total Construction Financing.

(d) The definition of “ADA-ES Triggering Event” in Section 15.1 is amended by deleting clause (d) thereof in its entirety and replacing it with the following:

“(d) failure to consummate the ECP Pipe Financing at any time on or before the Outside Date (as defined in the Securities Purchase Agreement), except as a result of an ECP Triggering Event.”

(e) Section 3.3(d)(iv) is hereby deleted in its entirety and replaced with the following:

“(iv) From and after the earliest of (A) the date on which all Capital Contributions have been made pursuant to clause (iii), (B) the date on which a Triggering Event or other termination of the Securities Purchase Agreement has occurred and (C) any Material Default by ADA-ES, then, subject to any election made pursuant to Section 3.6 or Section 12.2 and subject to any election by the ECP Members pursuant to the last sentence of this Section 3.3(d)(iv), no further Capital Contributions shall be made to the Company pursuant to this Section 3.3(d) and the Members shall make Capital Contributions pursuant to, and solely to the extent permitted and required by, Sections 3.3(e), 3.3(f) and 3.4. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, from and after the date on which the ECP Members have funded the entire Third Tranche Amount (but excluding, for this purpose, the proceeds of any Other Financings that have not actually been consummated as of the date of determination) until the earlier of the date of the ECP PIPE Financing and the Outside Date (as defined in the Securities Purchase Agreement), the ECP Members may elect, in their sole discretion, upon written notice to the Company, to either (A) fund additional Capital Contributions or to (B) increase the Third Tranche Amount and fund additional Preferred Equity Contributions pursuant to Section 3.3(d)(i) (subject to the conditions set forth therein); in each case at such times and in such amounts as the ECP Members determine are necessary to satisfy the Capital Requirements of the Company.”

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2. Miscellaneous.

(a) Except as specifically amended by this Amendment, the terms and conditions of the LLC Agreement shall remain in full force and effect.

(b) This Amendment may be executed in any number of counterparts, any of which may be delivered via facsimile or PDF, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

(c) Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned Members have executed this Amendment, effective as of the date first written above.

ADA-ES, INC.

By:	/s/ Michael D. Durham
Name:	Michael D. Durham
Title:	CEO

[SIGNATURE PAGE TO SECOND AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF ADA CARBON SOLUTIONS, LLC]

ENERGY CAPITAL PARTNERS I, LP

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

ENERGY CAPITAL PARTNERS I-A, LP

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

ENERGY CAPITAL PARTNERS I-B IP, LP

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

[SIGNATURE PAGE TO SECOND AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF ADA CARBON SOLUTIONS, LLC]

ENERGY CAPITAL PARTNERS I (CROWFOOT IP), LP

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

[SIGNATURE PAGE TO SECOND AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF ADA CARBON SOLUTIONS, LLC]